UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8K

                                 Current Report

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                      September 3, 2014 (September 1, 2014)



                        Commission File No. 333-192374


                              SIGNAL ADVANCE, INC.
              (Exact name of registrant as specified in its charter)




                                    Texas
          (State or Other Jurisdiction of Incorporation or Organization)


                                   76-0373052
                      (IRS Employer Identification Number)

                              2520 County Road 81
                             Rosharon, Texas 77583
                                (713) 510-7445
           (Address and telephone number of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 1 - Registrant's Business and Operations

 Item 1.01   Entry into a Material Definitive Agreement.

 The Registrant (SAI) has entered a Business Development and Commercialization Agreement with VEDI Partners, L.L.C. (VEDI), pursuant to which, VEDI will provide business development services to us, which include the following: identify and evaluate new business and market opportunities for SA Technology and its related intellectual property (IP); identify specific licensing/ commercialization opportunities and develop strategies to pursue same; evaluate, prepare and disseminate descriptive information and present material on SA Technology/IP to prospective licensees and/or strategic partners; identify activities related to licensing/commercialization strategies and opportunities with other professionals including physician and hospital groups, medical institutions, medical equipment development and manufacturing firms; negotiate and secure agreements for the licensing or assignment of IP rights related to SA Technology with various targeted new business projects (including private, public and governmental opportunities); f) To assist in furthering the financial and business objectives of SAI;

 The Agreement became effective on September 1, 2014, and will remain effective until either party terminates the agreement upon 30-days written notice or at any time when a segment of work is considered complete.

 As consideration for the services provided, we will issue to VEDI Two Hundred Thousand (200,000) shares of our common stock. An additional One Hundred Thousand (100,000) shares is payable on the completion by ADVISORS of mutually agreed milestone/goals as detailed in additional Exhibits for the period beginning on the effective date through December 31, 2014 and for additional quarter (three (3) month) periods. VEDI will be paid additional compensation, as a direct fee or comparable equity, equivalent to six percent (6.0%) of the gross revenues received by SAI, from any and all licensing agreements, assignment, consulting and/or development agreements which include terms acceptable to SAI. Such agreements must be initiated by ADVISORS,


Section 3 - Securities and Trading Markets

 Item 3.02   Unregistered Sales of Equity Securities.

 VEDI Partners - Business Development and Commercialization Agreement. (See Item 1.01 above)


Section 9 - Financial Statements and Exhibits.

 Item 9.01   Financial Statements and Exhibits.

  d) Exhibits

     10.1 Business Development and Commercialization Agreement







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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Signal Advance, Inc.

Dated: September 1, 2014                /s/ Chris M. Hymel
                                        -----------------------------
                                        By: Chris M. Hymel, President
                                            & Chief Executive Officer











































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